                                                                     EXHIBIT 4.1

                                           BANK of the OZARKS, Inc.
COMMON STOCK                 INCORPORATED UNDER THE LAWS OF THE STATE OF ARKANSAS                SEE REVERSE FOR CERTAIN DEFINITIONS

                                                                                                          CUSIP 063904 10 6

THIS CERTIFIES THAT

                                   SPECIMEN

IS THE OWNER OF

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                           BANK OF THE OZARKS, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation of the Corporation, and all amendments and restatements thereof, to all of which each holder by the acceptance hereof consents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its authorized officers

Dated:

COUNTERSIGNED AND REGISTERED.
     UNION PLANTERS NATIONAL BANK
          (MEMPHIS, TN)
          TRANSFER AGENT AND REGISTRAR

BY                                              [BANK OF THE OZARKS, INC.               SPECIMEN                SPECIMEN
                                                     CORPORATE SEAL]
               AUTHORIZED SIGNATURE                                                     CHAIRMAN AND CHIEF      SECRETARY
                                                                                        EXECUTIVE OFFICER
SECRETARY

                           BANK of the OZARKS, Inc.

  THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF STOCK OF THE CORPORATION AUTHORIZED TO BE ISSUED. SUCH REQUEST MAY BE MADE TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS, OR TO THE TRANSFER AGENT.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                                                UNIF GIFT MIN ACT  -  __________ Custodian ___________
                                                                        (Cust)               (Minor)
  TEN COM - as tenants in common                                      Under Uniform Gifts to Minors
  TEN ENT - as tenants by the entireties                              Act ____________________________
  JT TEN  - as joint tenants with right                                             (State)
            of survivorship and not as
            tenants in common

     Additional abbreviations may also be used though not in the above list.

For Value Received, __________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
|                                    |
|                                    |
|____________________________________|__________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          Shares
--------------------------------------------------------------------------

of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                      ----------------------------------------------------------
                                                                        Attorney
------------------------------------------------------------------------

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ----------------------------

                                X
           NOTICE:               ------------------------------------------
     THE SIGNATURE(S) TO                     (SIGNATURE)
     THIS ASSIGNMENT MUST
     CORRESPOND WITH THE        X
     NAME(S) AS WRITTEN          ------------------------------------------
     UPON THE FACE OF THE                    (SIGNATURE)
     CERTIFICATE IN EVERY
     PARTICULAR WITHOUT       _______________________________________________
     ALTERATION OR EN-        | THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN |
     LARGEMENT OR ANY         | ELIGIBLE GUARANTOR INSTITUTION (BANKS,      |
     CHANGE WHATEVER.         | STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS |
                              | AND CREDIT UNIONS WITH MEMBERSHIP IN AN     |
                              | APPROVED SIGNATURE GUARANTEE MEDALLION      |
                              | PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.  |
                              |_____________________________________________|
                              | SIGNATURE(S) GUARANTEED BY:                 |
                              |                                             |
                              |                                             |
                              |_____________________________________________|